EXHIBIT 1.1

                               NOTICE OF ARTICLES









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BRITISH
COLUMBIA
         MINISTRY OF FINANCE     MAILING ADDRESS:           LOCATION:
         Corporate and Personal  PO BOX 9431 Stn Prov Govt. 2nd Floor -
         Property Registries     Victoria BC V8W 9V3        940 Blanshard St.
                                                            Victoria BC
         www.corporateonline.gov.bc.ca                      250 356-8626
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                            NOTICE OF ARTICLES             CERTIFIED COPY
                                                    Of a Document filed with the
                                                    Province of British Columbia
                        BUSINESS CORPORTAIONS ACT      Registrar of Companies
                                                           /s/ JS Powell
                                                             J S Powell
                                                            May 25, 2004

THIS NOTICE OF ARTICLES WAS ISSUED BY THE REGISTRAR ON: MAY 25, 2004 12:17 PM PACIFIC TIME

INCORPORATION NUMBER:          BC0197061

RECOGNITION DATE:  INCORPORATED ON SEPTEMBER 17, 1979

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                               NOTICE OF ARTICLES

NAME OF COMPANY:

IMA EXPLORATION INC.

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REGISTERED OFFICE INFORMATION

MAILING ADDRESS:                           DELIVERY ADDRESS:
SUITE 3350, FOUR BENTALL CENTRE            SUITE 3350, FOUR BENTALL CENTRE
1055 DUNSMUIR STREET, P.O. BOX 49222       1055 DUNSMUIR STREET, P.O. BOX 49222
VANCOUVER, BC BC V7X 1L2                   VANCOUVER, BC BC V7X 1L2

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RECORDS OFFICE INFORMATION

MAILING ADDRESS:                           DELIVERY ADDRESS:
SUITE 3350, FOUR BENTALL CENTRE            SUITE 3350, FOUR BENTALL CENTRE
1055 DUNSMUIR STREET, P.O. BOX 49222       1055 DUNSMUIR STREET, P.O. BOX 49222
VANCOUVER, BC BC V7X 1L2                   VANCOUVER, BC BC V7X 1L2

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DIRECTOR INFORMATION



                                                       BC0197061 Page: 1    of 4

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DIRECTOR INFORMATION

LAST NAME, FIRST NAME  MIDDLE NAME:
ANGUS, STUART

MAILING ADDRESS:                           DELIVERY ADDRESS:
5903 LARCH STREET                          5903 LARCH STREET
VANCOUVER, BC  V6M4E5                      VANCOUVER, BC  V6M4E5

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LAST NAME, FIRST NAME MIDDLE NAME:
CACOS, NIKOLAOS

MAILING ADDRESS:                           DELIVERY ADDRESS:
2507 - 1408 STRATHMORE MEWS                2507 - 1408 STRATHMORE MEWS
VANCOUVER, BC  V6Z3A9                      VANCOUVER, BC  V6Z3A9

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LAST NAME, FIRST NAME MIDDLE NAME:
CARLSON, GERALD G.

MAILING ADDRESS:                           DELIVERY ADDRESS:
1740 ORCHARD WAY                           1740 ORCHARD WAY
WEST VANCOUVER, BC  V7V4C8                 WEST VANCOUVER, BC  V7V4C8

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LAST NAME, FIRST NAME MIDDLE NAME:
GROSSO, JOSEPH

MAILING ADDRESS:                           DELIVERY ADDRESS:
3860 MOSCROP STREET                        3860 MOSCROP STREET
BURNABY, B.C.  V5G2C9                      BURNABY, B.C. V5G2C9

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LAST NAME, FIRST NAME MIDDLE NAME:
HURD, SEAN

MAILING ADDRESS:                           DELIVERY ADDRESS:
101 2028 WEST 11TH AVE                     101 2028 WEST 11TH AVE
VANCOUVER BC V6J2C9                        VANCOUVER BC  V6J2C9

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                                                       BC0197061 Page: 2    of 4

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DIRECTOR INFORMATION

LAST NAME, FIRST NAME  MIDDLE NAME:
IDZISZEK, CHET

MAILING ADDRESS:                           DELIVERY ADDRESS:
NO. 6 2250 BELLEVUE AVE.                   NO. 6 2250 BELLEVUE AVE
WEST VANCOUVER BC  V7V1C6                  WEST VANCOUVER BC  V7V1C6

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LAST NAME, FIRST NAME MIDDLE NAME:
Lang, Art

MAILING ADDRESS:                           DELIVERY ADDRESS:
5998 CYPRESS STREET                        5998 CYPRESS STREET
VANCOUVER BC V6M 3R9                       VANCOUVER BC V6M 3R9

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LAST NAME, FIRST NAME  MIDDLE NAME:
Terry, David

MAILING ADDRESS:                           DELIVERY ADDRESS:
709 - 837 WEST HASTINGS STREET             709 - 837 WEST HASTINGS ST.
VANCOUVER BC V6C 3N6                       VANCOUVER BC  V6C 3N6

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PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.
















                                                       BC0197061 Page: 3    of 4

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AUTHORIZED SHARE STRUCTURE
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1.  100,000,000      Common Shares                Without Par Value


                                                  With Special Rights or
                                                  Restrictions attached

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
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2.  100,000,000      Preferred Shares             Without Par Value


                                                  With Special Rights or
                                                  Restrictions attached

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

   1)  18,283,053    Preferred Series 1           Special Rights or Restrictions
                                                  are attached

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                                                       BC0197061 Page: 4    of 4